Osterweis Strategic investment Fund

Supplement dated April 1, 2019 to the
Summary Prospectus dated June30, 2018

Effective April 1, 2019, Larry Cordisco will serve as a  Portfolio Manager for the Osterweis Strategic Investment Fund.

The following disclosure is added under the heading “Portfolio Managers” on page 4:

Larry Cordisco – Portfolio Manager of the Fund since 2019

Please retain this Supplement with the Summary Prospectus.